Intangible Assets, Net	6 Months Ended
Jun. 30, 2022
Intangible Assets, Net [Abstract]
Intangible assets, net

11. Intangible assets, net

Intangible assets, net, consist of the following:

	As of December 31, 2021	As of June 30, 2022
	RMB’000	RMB’000

Trademark	16,200	16,200
Backlog	5,815	5,815
Customer relationship	11,400	11,400
Reacquired right	200	200
Total cost	33,615	33,615

Less: Accumulated amortization	18,940	20,786

Intangible assets, net	14,675	12,829

Trademark, backlog, customer relationship and favourable lease contracts were recorded as a result of business acquisitions as disclosed in note 5.

The Group recorded amortization expense of RMB 5,831, RMB 5,631, RMB 4,662, RMB 1,846 and RMB2,815 for the years ended December 31, 2019, 2020, 2021 and for the six months ended June 30, 2022 and 2021, respectively.

Estimated amortization expense of the existing intangible assets for the next five years is RMB 3,693, RMB 3,693, RMB 3,693, RMB 2,656 and RMB 1,620 respectively.